EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of IR BioSciences Holdings, Inc. (the "Company") on Form 10-QSB for the three months ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael K. Wilhelm, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     /s/ Michael K. Wilhelm
     ----------------------
     Chief Executive Officer
     August 14, 2006


A signed original of this written statement required by Section 906, an other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.